Prudential Investment Portfolios, Inc. 17

Prudential Total Return Bond Fund

Supplement dated June 11, 2014 to the current Summary Prospectus and Prospectus of the fund named above, the “Fund.”

_____________________________________________________________________________________

Effective on or about June 11, 2014, the Board of Directors of the Fund approved revisions to reduce the Fund’s permissible investment limits in high yield debt investments (also known as junk bonds) and foreign debt investments. The chart below shows the previous and new investment limits in high yield debt and foreign debt investments.

Investment	Previous Limit	New Limit
High Yield Debt	Up to 50%	Up to 30%
Foreign Debt	Up to 45%	Up to 30%

LR595